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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data" and to the use of our report dated July 12, 1999 (except Note 9, as to which the date is September 14, 1999), in Amendment No. 6 to the Registration Statement (Form S-1) and related Prospectus of Garden.com, Inc. for the registration of 4,100,000 shares of its common stock.

Austin, Texas

September 14, 1999

                                          /s/ Ernst & Young LLP